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                                                                    EXHIBIT 10.7

                              AMENDMENT NO. 6
                                      TO
                         FREIGHTER SERVICES AGREEMENT


     This Amendment No. 6 to the Freighter Services Agreement dated October 1, 1994, between World Airways, Inc., a Delaware corporation ("World or World Airways") and Malaysian Airline System Berhad, a Malaysian corporation ("MAS") as amended by Amendment Number 1 thereto dated December 31, 1994, Amendment Number 2 thereto dated February 9, 1995, Amendment No. 3 dated March 5, 1995, Amendment No. 4 dated as of July 10th, 1995, and Amendment No. 5 dated July 24, 1995 (collectively hereinafter referred as the "Agreement") is entered into this 20th day of September 1995, by and between World Airways and MAS.

     WHEREAS, the parties desire to ensure the grant of KUL-KIX rights to MAS.

     NOW, THEREFORE, in consideration of the foregoing and other mutual consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to further amend the Agreement as follows:

     1. Section 4.1 of the original Agreement dated October 1, 1994 which has not heretofore been amended, is amended by deleting the last two sentences thereof.


     2. Except as amended hereby, all of the terms and conditions set forth in the Agreement shall remain the same in full force and effect.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be executed by their duly authorised officers as the of day and year first above written.


MALAYSIAN AIRLINE SYSTEM BERHAD           WORLD AIRWAYS, INC.



By: /s/ Baharudin Ngah                    By: /s/ K. M. Fralick
   -----------------------------             ---------------------------
   Baharudin Ngah                            K. M. Fralick
   Director of Cargo                         Vice President-Cargo